Exhibit 32.2 - Certification of Chief Financial Officer of SaVi Media Group, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and
Section 1350 of 18 U.S.C. 63.

     I, Kathy Procopio, the Chief Financial Officer of SaVi Media Group, Inc., hereby certify that SaVi Media Group, Inc.'s periodic report on Form 10-QSB, for the period ending September 30, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that information contained in the periodic report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of the operations of SaVi Media Group, Inc.



Date November 15, 2004   /S/ Kathy Procopio
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                         Kathy Procopio, Chief Financial Officer